Exhibit 99.2

FIRST AMENDMENT TO

CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 1, 2005 by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Company”), ALCMENE FUNDING, L.L.C., as a Lender and as Administrative Agent (the “Administrative Agent”) for the “Lenders” party from time to time to the Credit Agreement referred to below, and such Lenders.

W I T N E S S E T H:

WHEREAS, Company, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of April 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement and the Pledge and Security Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement.

(A) Amendment to Definitions.

(a) Deleted Definitions. The following definitions are hereby deleted in their entirety: “Extended Maturity Date”, “Extension Fee”, “Extension Notice”, “Extension Option”, “Extension Period” and “Initial Maturity Date”.

(b) Restated Definitions. The following definitions are hereby amended by deleting such definitions in their entirety and substituting the following therefor:

“Loan Coverage Ratio” means the ratio of (x) the sum, without duplication, of the Company’s Net Loan Assets plus Cash or Cash Equivalents held by the Company, in each case which are subject to a perfected first priority Lien created pursuant to this Agreement or the other Loan Documents and not subject to any other Lien, to (y) all secured Indebtedness of the Company and its Subsidiaries incurred pursuant to this Agreement. For purposes of determining the Loan Coverage Ratio, there shall be excluded any Cash Equivalents of any SBIC Subsidiary.

“Maturity Date” means April 12, 2006, or such earlier date on which all of the Obligations hereunder become due and payable, whether at such stated maturity date, by declaration of acceleration, or otherwise.

(c) Modified Definitions. The following definitions are amended and modified as set forth below:

The definition of “Subsidiary” is hereby amended by—

(x) deleting clause (i) therein in its entirety and substituting the following therefor: “in which an entity, directly or indirectly, owns at least fifty percent (50%) of the securities or other ownership interests of such corporation or other entity;”;

(y) adding the words “, directly or indirectly,” after the words “owns or controls” in each case in which such words appear in clause (iii) therein.

The definition of “Total Debt Service” is hereby amended by deleting “the Extension Fee or” in the proviso therein.

The definition of “Borrowing Loan” is hereby amended by adding the following proviso to the end thereof:

“; provided further that, except to the extent appearing in the definition of “EBITDA”, “Securitization Transaction,” “Related Securitization Property” or “Securitization Transaction Borrowing Loan,” or appearing in Section 5.08, the term “Borrowing Loan” shall not include any loan from and after the time such loan becomes a Securitization Transaction Borrowing Loan”.

(B) New Definitions. The following definitions shall be inserted in Section 1.01 of the Credit Agreement in proper alphabetical order:

“LIBOR” means, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars for a period of twelve (12) months at approximately 11:00 A.M. (London time) one (1) Business Day prior to August 1, 2005; provided, that if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates.

“Related Securitization Property” has the meaning set forth on Annex I hereto.

“Securitization Transaction” means, a financing transaction, or series of transactions, pursuant to which the Company or any Subsidiary sells, contributes, conveys or otherwise transfers, or grants a Lien on, Borrowing Loans, and related Property for the administration thereof, to an SPV, for the purpose of securing, directly or indirectly, loans or advances received by the Company or any Subsidiary in connection with such financing transaction or transactions.

“Securitization Transaction Borrowing Loan” means any Borrowing Loan sold, conveyed, contributed or otherwise transferred, or to be sold, conveyed, contributed or otherwise transferred, as the context requires, to an SPV pursuant to a Securitization Transaction and not subsequently sold, conveyed, contributed or transferred by the SPV back to the Company or any Subsidiary, and all Related Securitization Property.

“SPV” means a Subsidiary or Affiliate of the Company formed for the special purpose of participating in a Securitization Transaction.

“Warrant” means with respect to any Securitization Transaction Borrowing Loan, a warrant or similar right convertible into or exercisable or exchangeable for any equity interests received by the Company or a Subsidiary as an “equity-kicker” in connection with such Securitization Transaction Borrowing Loan; provided that the term Warrant shall in no event include the right of the Company to participate as an investor in future equity financings.

“Warrant Participation Agreement” means an agreement pursuant to which a Person participating in a Securitization Transaction receives, in connection with such transaction, an interest or participation in Warrants issued to the Company or a Subsidiary by a borrower under a Securitization Transaction Borrowing Loan, provided that the interest or participation received shall not exceed fifteen percent (15%) of the total amount of Warrants issued to the Company or a Subsidiary by the borrower in connection with such Securitization Transaction Borrowing Loan.

“Warrant Pledge and Security Agreement” means an agreement pursuant to which a Person participating in a Securitization Transaction pledges certain Warrants and certain other collateral related thereto as security for the payment and performance of such Person’s obligations under a Warrant Participation Agreement.

(C) Amendment to Interest Provision. Section 2.06(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

(a) Each Loan shall bear interest on the outstanding principal amount thereof (i) from the applicable Borrowing Date until July 31, 2005 at a rate per annum equal to 8.0%; (ii) from August 1, 2005 through December 31, 2005 at a rate per annum equal to LIBOR plus 5.60%; and (ii) from January 1, 2006 and thereafter until the Maturity Date, at a rate per annum equal to 13.5%.

(D) Amendment to Extension Provision. Section 2.07(b) of the Credit Agreement is hereby amended by deleting such section (b) in its entirety and substituting “[Reserved]” therefor.

(E) Amendment to Information Provision. Section 6.02(b) the Credit Agreement is hereby amended by adding the words “or by Section 7.14” after the words “clauses (a) and (h) of Section 6.03” appearing in lines 5 and 6 thereof.

(F) Amendment to Financial Covenants.

(a) Section 6.13(a) of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) therein and substituting the following therefor: “(i) 1:1 for each month ending prior to October 12, 2005 and (ii) 2:1 for each month thereafter”.

(b) Section 6.13(e) of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) therein and substituting the following therefor: “(1) 20% prior to October 12, 2005 and (ii) 15% thereafter”.

(G) Amendment to Limitation on Liens Covenant.

(a) Section 7.01(i) of the Credit Agreement is hereby amended by deleting the “[Reserved]” therein and substituting the following therefor:

“Liens created or deemed to exist in connection with a Securitization Transaction, but only to the extent that any such Lien relates to a Securitization Transaction Borrowing Loan, actually sold, conveyed, contributed or otherwise transferred to an SPV pursuant to such Securitization Transaction, and any Proceeds of the foregoing, provided that such sale, conveyance, contribution or transfer complies with Section 7.14 hereof”.

(b) Section 7.01 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (k) therein; deleting the “.” at the end of clause (l) therein and substituting “; and” at the end therefor; and adding a new clause (m) thereafter as follows:

“(m) Liens granted pursuant to a Warrant Pledge and Security Agreement and a Warrant Participation Agreement.”

(H) Amendment to Disposition of Assets Covenant. Section 7.02 of the Credit Agreement is hereby amended by inserting “(x)” following the word “except” in the fifth line thereof and the following immediately before the “.” at the end thereof:

“; (y) sales, contributions, conveyances or other transfers of Securitization Transaction Borrowing Loans, provided that such sale, conveyance, contribution or transfer complies with Section 7.14 hereof; and (z) dispositions of interests or participations in Warrants made pursuant to a Warrant Participation Agreement and in compliance with the proviso to the definition thereof.”

(I) Amendment to Loans and Investments Covenant. Section 7.04 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (g) therein; deleting the “.” at the end of clause (h) therein and substituting “; and” at the end therefor; and adding a new clause (i) thereafter as follows:

“(i) Investments by the Company or a Subsidiary in an SPV in connection with a Securitization Transaction.”

(J) Amendment to Limitation on Indebtedness Covenant. Section 7.05 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (d) therein; deleting the “.” at the end of clause (e) therein and substituting “; and” at the end therefor; and adding a new clause (f) thereafter as follows:

“(f) Indebtedness incurred pursuant to a Securitization Transaction.”

(K) Amendment to Transactions with Affiliates Covenant. Section 7.06 of the Credit Agreement is hereby amended by inserting the following at the end of clause (i) and immediately preceding the “;” at the end thereof: “including a Securitization Transaction”.

(L) Amendment to Contingent Obligations Covenant. Section 7.08 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (b) therein; deleting the “.” at the end of clause (c) therein and substituting “; and” at the end therefor; and adding a new clause (d) thereafter as follows:

“(d) Contingent Obligations consisting of unsecured guarantees provided by the Company or a Subsidiary in connection with a Securitization Transaction.”

(M) Amendment to SBIC Subsidiary Covenant. Section 7.13 of the Credit Agreement is hereby amended by deleting the heading of “SBIC Subsidiary” and substituting “Subsidiaries” therefor and inserting “or any SPV in connection with a Securitization Transaction” immediately preceding the “.” at the end thereof.

(N) Addition of New Covenant. A new Section 7.14 of the Credit Agreement is hereby added immediately after Section 7.13 as follows:

“7.14 Transfer of Loans to an SPV. The Company shall not sell, convey, contribute or otherwise transfer any Borrowing Loan or Related Securitization Property to an SPV in connection with a Securitization Transaction, or grant a Lien in a Securitization Transaction Borrowing Loan unless (i) the foregoing proceeds shall constitute Collateral hereunder and under the Pledge and Security Agreement and shall be deposited upon receipt into a “deposit account” (as such term is defined in the UCC) subject to the Pledge and Security Agreement, (ii) the sale, conveyance, contribution or transfer of such Securitization Transaction Borrowing Loan to an SPV shall be made on not less than two (2) Business Days’ prior written notice to the Administrative Agent, and (iii) such notice shall identify the Securitization Transaction Borrowing Loan, the aggregate outstanding amount of such Securitization Transaction Borrowing Loan, to the extent requested by the Administrative Agent in writing, the amount of the proceeds intended to be received by the Company in connection with such sale, conveyance, contribution or transfer and the interest or participation, if any, in any Warrants being received by any Person pursuant to a Warrant Participation Agreement in connection therewith, and shall confirm that as a result of such sale, conveyance, contribution or transfer no Default or Event of Default shall occur and be continuing.

(O) Amendment to Event of Default. Section 8.01(c) of the Credit Agreement is hereby amended by inserting “, 7.14” immediately after the reference to “6.02” in clause (ii) thereof.

(P) Amendment to Collateral Matters. Section 9.10 of the Credit Agreement is hereby amended by adding a new Section 9.10(d) at the end thereof as follows:

“(d) Notwithstanding anything to the contrary contained herein (including the requirements of Section 7.14) or in the other Loan Documents, the Lien of Administrative Agent and the Lenders shall automatically be released, without further action by the Administrative Agent or any Lender, in (x) a Securitization Transaction Borrowing Loan, upon the sale, conveyance, contribution or transfer of such Securitization Transaction Borrowing Loan to an SPV in connection with a Securitization Transaction and (y) any Warrant upon the transfer of any interest or participation therein pursuant to a Warrant Participation Agreement, to the extent, but only to the extent, of such interest or participation.”

(Q) Amendment to Governing Law: Section 10.15 of the Credit Agreement is hereby amended by deleting the words “THE LAW OF THE STATE OF NEW YORK” and substituting therefor the words “THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES”.

3. Amendments to Pledge and Security Agreement.

(A) Amendment to Exhibit A. Exhibit A to the Pledge and Security Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding anything to the contrary contained in this Exhibit A or in the Pledge and Security Agreement, after August 1, 2005, the Collateral shall not include (x) any Securitization Transaction Borrowing Loan that is sold, conveyed, contributed or otherwise transferred to an SPV in connection with a Securitization Transaction or (y) any interest or participation in Warrants transferred pursuant to a Warrant Participation Agreement, and any proceeds thereof (all such capitalized terms not otherwise defined being as defined in the Credit Agreement).

(B) Amendment to Covenants Relating to Collateral.

Section 5(b) of the Pledge and Security Agreement is hereby amended by deleting the words “(the ‘Custody Agreement’)” appearing in lines 7 and 8 and substituting the following therefor:

“or, in the case of any Warrants in which an interest or participation has been transferred pursuant to a Warrant Participation Agreement, substantially in the form attached hereto as Exhibit D (each a ‘Custody Agreement’)”.

Section 5(c) of the Pledge and Security Agreement is hereby amended by deleting such provision in its entirely and substituting the following therefor:

“(c) As of the August 1, 2005, Grantor maintains no ‘deposit account’ (as such term is defined in the New York UCC) other than (i) Business Checking Account number 4720009656, at Union Bank of California, N.A. subject to the Special Deposit Account Control Agreement dated as of April 12, 2005 as amended by that First Amendment dated as of August 1, 2005 and (ii) Concentration Account No. at the U.S. Bank National Association (‘U.S. Bank’) subject to the Intercreditor and Concentration Account Administration Agreement, dated as of August 1, 2005 by and among Deposit Bank, Grantor and each Financing Agent party thereto. If, at any time, Grantor shall open any other ‘deposit account’ (as defined in the New York UCC), Grantor agrees that it shall promptly, but in no event later than the time funds of the Grantor are first deposited in, or credited to, such deposit account, cause the bank at which such deposit account is maintained, to execute an agreement in the form of Exhibit E hereto (the ‘Deposit Account Control Agreement’) (or other agreement reasonably acceptable to Secured Party) in order to perfect the security interest of Secured Party in the deposit account pursuant to the Applicable UCC; provided, however, that the foregoing shall not apply to a ‘deposit account’ maintained by the Company or a Subsidiary in connection with a Securitization Transaction.” ‘

There is hereby added an Exhibit D to the Pledge and Security Agreement in the form of the Warrant Pledge and Security Agreement attached hereto as Annex II.

Exhibit D to the Pledge and Security Agreement is hereby redesignated Exhibit E.

(C) Consent to UCC-3 Partial Release. Upon the effectiveness of this Amendment as provided in Section 4 hereof, the Administrative Agent hereby consents to the release of the Related Securitization Property pursuant to a UCC-3 financing statement to be filed in the Maryland Secretary of State office in the form attached hereto as Schedule I.

4. Effectiveness. This Amendment shall be effective upon the delivery to Administrative Agent of signature pages to this Amendment signed on behalf of the Company, the Administrative Agent and each Lender.

5. Representations and Warranties. Company hereby represents and warrants to Administrative Agent and each Lender as follows:

(A) Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland;

(B) Company has the power and authority to execute, deliver and perform its obligations under this Amendment;

(C) Company’s execution, delivery and performance of this Amendment has been duly authorized by all necessary action;

(D) this Amendment constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

(E) no Default or Event of Default has occurred and is continuing.

6. No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Company, Administrative Agent, the Lenders and their successors and assigns.

9. Further Assurance. The Company hereby agrees from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

10. GOVERNING LAW AND JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. The provisions of Section 10.15 of the Credit Agreement shall apply to this Amendment.

11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Remainder of this page has been intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

COMPANY

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDER

ALCMENE FUNDING, L.L.C., as Administrative Agent and as a Lender

By:
Name:
Title:

SCHEUDLE I

Form of UCC-3 Amendment and Partial Release

ANNEX I

Definition of Related Securitization Property

“Related Securitization Property,” means all of the right, title and interest, of the Company, any Subsidiary or the respective SPV in, to and under any and all of the following:

This Partial Release of the Financing Statement terminates the Secured Party’s right, title and interest in, to and under any and all of the following:

All of the right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Company in and to the property described in clauses (i) through (xii) below and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to any of the following (in each case excluding the Retained Interest and the Excluded Amounts):

(i) pursuant to the Loan Sale Agreement (the “Loan Sale Agreement”) dated as of August 1, 2005, between the Company and Hercules Funding I LLC (the “Depositor”), all Assigned Assets sold, assigned or conveyed to the Depositor and identified in each related LSA Assignment delivered pursuant to the Loan Sale Agreement, and all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Closing Date, in each case as they arise after the Closing Date, but not including the Retained Interest or Excluded Amounts;

(ii) the Transferred Loans, and all monies due or to become due in payment of such Transferred Loans on and after the related Transfer Date, including but not limited to all Collections and all obligations owed to the Originator in connection with the Transferred Loans;

(iii) any Related Property securing or purporting to secure the Transferred Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a Lien thereon) including the related security interest granted by the Obligor under the Transferred Loans, all proceeds from any sale or other disposition of such Related Property;

(iv) all security interests, liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure payment of any Transferred Loan, together with all UCC financing statements or similar filings relating thereto;

(v) all claims (including “claims” as defined in Bankruptcy Code § 101(5)), suits, causes of action, and any other right of the Originator, whether known or unknown, against the related Obligors, if any, or any of their respective Affiliates, agents, representatives, contractors, advisors, or any other Person that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted to be assigned under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of the Originator against any attorney, accountant, financial advisor, or other Person arising under or in connection with the related Loan Documents;

(vi) all cash, securities, or other property, and all setoffs and recoupments, received or effected by or for the account of the Originator under such Transferred Loans (whether for principal, interest, fees, reimbursement obligations, or otherwise) after the related Transfer Date, including all distributions obtained by or through redemption, consummation of a plan of reorganization, restructuring, liquidation, or otherwise of any related Obligor or the related Loan Documents, and all cash, securities, interest, dividends, and other property that may be exchanged for, or distributed or collected with respect to, any of the foregoing;

(vii) all Insurance Policies;

(viii) the Loan Documents with respect to such Transferred Loans;

(ix) the Collection Account, the Principal Collections Account, the Distribution Account, and the Concentration Account (to the extent the amounts on deposit thereto or credited thereto relate to the Collateral), together with all funds held in or credited to such accounts, and all certificates and instruments (to the extent the amounts on deposit in the Concentration Account or credited to the Concentration Account relate to the Collateral), if any, from time to time representing or evidencing each of the foregoing or such funds;

(x) any Hedging Agreement and any payment from time to time due thereunder;

(xi) the Securitization Pledged Warrants as defined in the Warrant Pledge and Security Agreement; and

(xii) the proceeds of each of the foregoing.

For the avoidance of doubt, (x) the term “related to” as used in the introduction to this definition means related in particular to (or to the extent so related) and not related to the business of the Company generally; and (y) the term “related to” as used in clause (ix) does not refer to, and the term “proceeds” as used in clause (xii) does not include, any proceeds received by the Company, directly or indirectly, in connection with the sale, conveyance, contribution or other transfer of a transferred Loan by the Company to the Depositor.

For the purposes of this Annex I, capitalized but undefined terms shall have the meaning assigned to them in the Sale and Servicing Agreement, dated as of August 1, 2005, among the Company as originator and servicer, Hercules Funding Trust I as issuer, the Depositor as depositor, U.S. Bank National Association as indenture trustee and collateral custodian, and Lyon Financial Services, Inc. d/b/a U.S. Bank Portfolio Services, Inc. as backup servicer, a copy of which may be obtained at the office of the Company.

ANNEX II

Form of Warrant Pledge and Security Agreement